Registration No.   33-85182
                                                                        811-8820

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               /X/

         Pre-Effective Amendment No.  __

         Post-Effective Amendment No.  14

                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       /X/

         Amendment No.  16

                             MARKMAN MULTIFUND TRUST
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           6600 FRANCE AVENUE SOUTH, SUITE 565, EDINA, MINNESOTA 55435
           -----------------------------------------------------------
                    (Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (952)920-4848
                                                    -------------

                                Robert J. Markman
                             Markman MultiFund Trust
                       6600 France Avenue South, Suite 565
                             Edina, Minnesota 55435
                     (Name and Address of Agent for Service)

                        Copies of all correspondence to:
                              David M. Leahy, Esq.
                            Sullivan & Worcester LLP
                                1666 K Street, NW
                             Washington, D.C. 20006

It is proposed that this filing will become effective:

/X/   immediately upon filing pursuant to Rule 485(b)
/_/   on _______, ___ pursuant to Rule 485(b)
/ /   75 days after filing pursuant to Rule 485(a)
/ /   on ( Date) pursuant to Rule 485(a)

      The Registrant has registered an indefinite number of shares under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. Registrant's Rule 24f-2 Notice for the fiscal year ended December 31, 2003 was filed with the Commission on February 4, 2004.

                                                                         Markman
                                                                    TOTAL RETURN
                                                                       PORTFOLIO


--------------------------------------------------------------------------------
                                                                      PROSPECTUS
--------------------------------------------------------------------------------
                                                                     May 1, 2004

This Prospectus has information about the Portfolio that you should know before you invest. Please read it carefully and keep it with your investment records. Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved them and has not passed on the accuracy or adequacy of the information in this Prospectus. Anyone who informs you otherwise is committing a criminal offense.

An investment in the Portfolio:

o     is not a deposit of, or guaranteed by, any bank

o is not insured by the FDIC, the Federal Reserve Board or any other government agency

o     is not endorsed by any bank or government agency

o involves investment risk, including possible loss of the purchase payment of your original investment

--------------------------------------------------------------------------------

MARKMAN MULTIFUND TRUST PRIVACY POLICY DISCLOSURE

Thank you for your decision to invest with us. Your privacy is very important to us. The following constitutes a description of our policies regarding disclosure of nonpublic personal information that you provide to us or that we collect from other sources.

CATEGORIES OF INFORMATION WE COLLECT

We collect the following nonpublic personal information about you:

      Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

      Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

CATEGORIES OF INFORMATION WE DISCLOSE AND PARTIES TO WHOM WE DISCLOSE

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as required or permitted by law.

SERVICE PROVIDER/TRANSFER AGENT EXCEPTION

We are permitted by law to disclose all of the information we collect, as described above, to our service provider/transfer agent to process your transactions.

CONFIDENTIALITY AND SECURITY

We restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

INTERMEDIARIES

In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a brokerdealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

THIS IS NOT PART OF THE PROSPECTUS

                                                          PROSPECTUS May 1, 2004
--------------------------------------------------------------------------------


        MARKMAN               INVESTMENT ADVISER                  SHAREHOLDER SERVICES
     TOTAL RETURN             Markman Capital Management, Inc.    c/o Integrated Fund Services
       PORTFOLIO              6600 France Avenue South            P.O. Box 5354
-----------------------       Minneapolis, Minnesota 55435        Cincinnati, Ohio 45201-5354
For Investors too smart       Telephone: (952) 920-4848           Toll-free: 800-707-2771
to do it themselves (R)       Toll-free: 800-395-4848

--------------------------------------------------------------------------------

HIGHLIGHTS

Markman MultiFund Trust (the "Trust") is an open-end diversified management investment company currently consisting of the Markman Total Return Portfolio (the "Portfolio"), which is described in this Prospectus. The Portfolio seeks to achieve its investment objective of maximum total return with reduced risk by investing in individual securities, shares of other open-end investment companies, shares of exchange traded funds, and shares of closed-end investment companies. The Portfolio and the other open-end investment companies in which it invests are commonly called "mutual funds." The mutual funds, exchange traded funds and closed-end investment companies in which the Portfolio invests are collectively referred to in this Prospectus as "funds." The portion of the Portfolio invested in funds results in greater expenses than you would incur if you invested directly in the funds.

THE PORTFOLIO MAY INVEST IN EITHER LOAD OR NO-LOAD MUTUAL FUNDS. THE PORTFOLIO WILL NOT PAY A SALES LOAD TO BUY SHARES OF AN UNDERLYING LOAD FUND. INSTEAD THE PORTFOLIO WILL USE AVAILABLE QUANTITY DISCOUNTS OR WAIVERS TO AVOID PAYING A SALES LOAD.

TABLE OF CONTENTS

      Investment Objective .............................................   2

      Principal Investment Strategy ....................................   2

      Principal Risk Considerations ....................................   2

      Performance ......................................................   3

      Fees and Expenses ................................................   4

      Management of the Trust ..........................................   4

      Determination of Net Asset Value .................................   5

      How to Purchase Shares ...........................................   5

      How to Redeem Shares .............................................   6

      Shareholder Services .............................................   7

      Dividends, Distributions and Taxes ...............................   7

      Financial Highlights .............................................   8

INVESTMENT OBJECTIVE

The MARKMAN TOTAL RETURN PORTFOLIO seeks maximum total return with reduced risk. Returns will include capital appreciation, dividend income, and interest income.

The Board of Trustees of the Trust may change the Portfolio's investment objective without shareholder approval, as long as notice has been given to shareholders. Unless otherwise indicated, all investment practices and limitations of the Portfolio are non-fundamental policies which may be changed by the Board of Trustees without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio invests in securities including individual securities, open-end mutual funds, closed-end funds, and exchange traded funds.

The Portfolio seeks to minimize risk through careful allocation among asset classes (stocks, bond and other fixed-income securities, and cash) and through global diversification.

We study and analyze the markets on an ongoing basis to arrive at a viewpoint that indicates what asset classes, countries, sectors and styles of investing may hold the greatest potential to achieve the Portfolio's objective. We then assemble the Portfolio of individual securities, exchange-traded funds, closed-end funds, and open-end mutual funds that emphasize these judgments and conclusions.

We first allocate the Portfolio by asset class (stocks, bond and other fixed-income securities, and cash). At least 20% of the Portfolio's total assets will be invested in fixed-income securities, real estate investment trusts, and money market securities, by purchasing individual securities directly or by purchasing funds that invest in these securities.

We next allocate the stock and fixed-income portions by country. In normal market conditions, most of the stock allocation and fixed-income allocation will be invested in the United States. With respect to stock allocation, at least three countries will usually be represented. From time to time the fixed-income allocation will also include investments in countries other than the United States.

We then determine what portion of the stock and fixed-income allocations will be represented by individual securities. Most of the stock allocation for the United States will typically be individual securities, whereas most of the stock allocation for other countries and the fixed-income allocation will typically be funds. Under normal market conditions, at least 50% of the Portfolio's total assets will consist of individual securities.


Our stock selection process consists of identifying market leaders that are growing faster than their peers with consistent revenue and earnings growth and reasonable stock valuation relative to their earnings growth potential. We will invest in small, medium or large capitalization companies. We will normally own 20 to 30 different stocks and no single stock will usually represent more than five percent of the Portfolio's total assets (on a cost basis).


The Portfolio will also invest in individual securities or funds which invest primarily in long- or short-term bonds and various other types of fixed-income securities whenever we believe that such securities or funds are consistent with the Portfolio's investment objective. Normally, investments in fixed-income securities will be made through funds which invest in such securities. Fixed-income securities include securities issued or guaranteed or insured by the U.S. Government, its agencies or instrumentalities, commercial paper, preferred stock and convertible debentures. Long-term bonds typically have an average maturity of greater than ten years. Short-term bonds typically have an average maturity of less than three years. The percentage allocated to fixed income securities and funds is determined by evaluating the likely performance of fixed income securities versus stocks and cash in the foreseeable future. The fixed-income allocation will never be less than 20% of the Portfolio and in normal circumstances will rarely be more than 60% of the Portfolio.

The Portfolio and the underlying funds will invest in investment grade bonds (bonds rated in the four highest ratings categories by Standard & Poor's Corporation ("S&P") (AAA, AA, A and BBB) or Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A and Baa)) or up to 25% of its total assets in bonds that are not considered investment grade (bonds rated Ba or below by Moody's or BB or below by S&P).

The Portfolio or underlying funds may also invest in money market funds and money market securities or other high quality short-term debt instruments to provide liquidity, as a temporary defensive measure and, in the case of the Portfolio investing in money market funds as part of its asset allocation strategy, to achieve its investment objective. The Portfolio or an underlying fund may not achieve its investment objective during periods when it has taken a temporary defensive position.

The underlying fund selection process consists of identifying which asset classes, countries, sectors, and investment styles are desired in the Portfolio. We then determine whether any or all can be best represented with exchange traded or closed-end funds.

The remainder of the Portfolio will consist of open-end mutual funds. We evaluate the track record of the fund or fund manager over various time periods; costs associated with the fund; size of the fund and what, if any, changes have or are likely to occur; tax efficiency of the fund; managerial style; and to what degree the portfolio aligns with our current thinking about the markets.

Some funds invest in particular types of securities (for example, equity or debt), some concentrate in certain industries, and others may invest in a variety of securities to achieve a particular type of return or tax result. The Portfolio will invest in a number of underlying funds and individual securities. The level of diversification the Portfolio obtains from being invested in a number of underlying funds and individual securities reduces the risk associated with an investment in a single underlying fund or security.

The underlying funds that invest in countries other than the United States may invest up to 100% of their total assets in the securities of foreign issuers and may engage in foreign currency transactions with respect to such investments. In addition, the underlying funds generally may invest up to 25% of their total assets in the securities of one issuer.

PRINCIPAL RISK CONSIDERATIONS

Although the Portfolio may invest in a number of individual securities and funds of various types in multiple countries, this investment strategy cannot eliminate investment risk. There is no assurance that the Portfolio will achieve its investment objectives. There is a risk that you could lose money by investing in the Portfolio. To the extent that it invests in other funds, the Portfolio incurs greater expenses than you would incur if you invested directly in mutual funds. In addition, the Portfolio is subject to the risk that the allocation of the Portfolio's assets among stocks, bonds and cash may adversely affect the Portfolio's value and result in losses to the Portfolio.

Investments primarily in issuers in one market capitalization category (large, medium or small) carry the risk that due to current market conditions that category may be out of favor; investments in medium and small capitalization companies may be subject to special risks which could cause them to experience greater price volatility and more significant declines in market downturns than securities of larger companies.

To the extent the Portfolio is invested in stocks and stock funds, the return on and value of an investment in the Portfolio will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks (rapid increase or decrease in value or liquidity of the security) and fluctuations in value due to earnings, economic conditions and other factors beyond our control. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Various factors can affect a stock's price (for example, poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in general economic conditions or in government regulations affecting an industry). Not all of these factors can be predicted.

To the extent the Portfolio is invested in individual bonds or bond funds, the return on and value of an investment in the Portfolio will fluctuate with changes in interest rates. Typically a rise in interest rates causes a decline in the market value of fixed-income securities. Fluctuations in interest rates generally have a more pronounced effect on longer-term debt securities. The fixed-income securities held by the Portfolio are also subject to the possibility that a deterioration in the financial condition of an issuer could cause an issuer to fail to make timely payments of principal and interest. Other factors may affect the market price and yield of fixed-income securities, including investor demand and domestic and worldwide economic conditions.

The Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if its Adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Adviser overweights fixed income markets or industries where there are significant declines.

The Portfolio may invest in an underlying fund which is non-diversified. A non-diversified fund may invest a significant percentage of its assets in the securities of a single company. Because the non-diversified fund's holdings may be concentrated in a single company, the fund may be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund.

An underlying fund may concentrate its investments within one industry. The value of the shares of such a fund may be subject to greater market fluctuation than an investment in a fund that invests in a broader range of securities. An underlying closed-end or exchange traded fund may trade at prices significantly different from its net asset value. An underlying closed-end fund may be subject to liquidity risk (i.e., the potential that the Portfolio may be unable to dispose of the closed-end fund shares promptly or at a reasonable price). The Portfolio will invest in individual securities which normally can be expected to have greater volatility than a fund.

The Portfolio or an underlying fund may invest in real estate securities including securities issued by real estate investment trusts ("REITs"). Some REITs have relatively small capitalizations, which may tend to increase the volatility of the market price of securities issued by such REITs. Rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund's investments in real estate securities to decline. In addition, mortgage REITs may be affected by the ability of borrowers to repay the debt extended by the REIT on time. Equity REITs may be similarly affected by the ability of tenants to pay rent. In addition to these risks, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified.

The Portfolio or an underlying fund may invest in high yield, high-risk, lower-rated securities, commonly known as "junk bonds." Investment in such securities is subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer of the security.

The Portfolio or an underlying fund may invest in foreign securities. Such investments may be subject to additional risks that are not typically associated with investing in domestic securities, such as changes in currency rates and political developments. The Portfolio may be affected by a change in the rate of exchange from local currencies to U.S. dollars or if a counterparty to a forward currency contract was unable to meet its obligation. Changes in exchange rates could reduce or even eliminate profits made on the investments in securities. The Portfolio may be affected by social, political, or economic events occurring in the home countries of the issuers. Underdeveloped and developing countries may have relatively unstable governments and economies based on only a few industries. There is the possibility that government action or a change in political control in one or more of these countries could adversely affect the value of the Portfolio's investments. Companies in foreign countries are generally not subjected to the same accounting, auditing, and financial standards as U.S. companies. Their financial reports may not reflect the same information on the company as would be available in the U.S. Certain countries may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In certain markets there may not be protection against failure by other parties to complete transactions. Foreign stock exchanges may be less stringent in overseeing companies than those in the U.S. Additionally, the costs to buy and sell securities, including brokerage commissions, taxes, and custodian fees, are generally higher in foreign markets than for transactions in the U.S. markets.

Investment decisions by the investment advisers of the underlying funds are made independently of the Portfolio. At any particular time, one underlying fund may be purchasing shares of an issuer whose shares are being sold by another underlying fund or by the Portfolio's Adviser. As a result, the Portfolio would incur directly or indirectly certain transaction costs without accomplishing any investment purpose.

You could invest directly in the underlying funds. By investing in funds indirectly through the Portfolio, you bear not only your proportionate share of the expenses of the Portfolio but also, indirectly, similar expenses (including operating costs and investment advisory fees) of the underlying funds. You may indirectly bear expenses paid by underlying funds related to the distribution of such mutual funds' shares. Because of the Portfolio's policies of investing up to 50% of its assets in other funds, you may receive more taxable capital gains distributions than would be the case if you invested directly in the underlying funds. See "Dividends, Distributions and Taxes."

Different investment styles, such as growth or value investing, tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style. An underlying fund may also employ a combination of styles that affect its risk characteristics. Growth oriented funds will typically underperform when value investing is in favor, and conversely value oriented funds will typically underperform when growth investing is in favor.

PERFORMANCE*

The bar chart below provides an indication of the risks of investing in the Portfolio by showing the changes in the performance of the Portfolio from year to year. The performance table below shows how the Portfolio's average annual total returns over time compared to a broad-based securities market index. The Portfolio's performance in the past is not necessarily an indication of how the Portfolio will perform in the future.


11.1%     19.4%      18.3%      35.5%      -25.4%     -23.5%    -25.6%     44.4%
1996      1997       1998       1999        2000      2001      2002       2003


During the period shown in the bar chart, the highest return for a quarter was 26.39% during the quarter ended December 31, 2001 and the lowest return for a quarter was -26.76% during the quarter ended September 30, 2001.

AVERAGE ANNUAL TOTAL RETURNS*


For Periods Ended December 31, 2003:



                                                                 Since
                                     One         Five          Inception
                                     Year        Years     (January 26, 1995)
--------------------------------------------------------------------------------
TOTAL RETURN PORTFOLIO:

Return Before Taxes                  44.40%       -3.65%         5.51%
--------------------------------------------------------------------------------
Return After Taxes
  on Distributions(1)                44.20%       -4.74%         3.51%
--------------------------------------------------------------------------------
Return After Taxes on
  Distributions and Sale of
  Fund Shares(1)                     29.09%       -3.44%         3.83%
--------------------------------------------------------------------------------
S&P 500 INDEX(2)                     28.69%       -0.57%        11.99%
--------------------------------------------------------------------------------


*     Effective   December  30,  2002,  the  Markman   Conservative   Allocation
      Portfolio, the Markman Aggressive Allocation Portfolio and the Markman Moderate Allocation Portfolio each exchanged substantially all of their net assets for shares of the Markman Total Return Portfolio. The performance and accounting history of the Moderate Allocation Portfolio is being assumed by the Total Return Portfolio. The average annual total returns of the Total Return Portfolio are therefore those of the Moderate Allocation Portfolio.

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Portfolio shares through arrangements such as 401(k) plans or individual retirement accounts. In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

(2) The S&P 500 Index is a widely recognized, unmanaged index of common stock prices.

FEES AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES

        Sales Load Imposed on Purchases                                 None
        ------------------------------------------------------------------------
        Sales Load Imposed on Reinvested Dividends                      None
        ------------------------------------------------------------------------
        Deferred Sales Load                                             None
        ------------------------------------------------------------------------
        Redemption Fee                                                  None
        ------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES(1)(2)
(expenses that are deducted from Portfolio assets)

        Management Fees                                                 0.75%

        Distribution (12b-1) Fees(3)                                    0.00%

        Other Expenses                                                  0.75%
        ------------------------------------------------------------------------
        Total Annual Portfolio Operating Expenses                       1.50%
        ========================================================================

(1) By investing in funds indirectly through the Portfolio, you bear not only your proportionate share of the expenses of the Portfolio but also, indirectly, similar expenses (including operating costs and investment advisory fees) of the underlying funds. You may indirectly bear expenses paid by underlying funds related to the distribution of such mutual funds' shares.

(2) The expense information in the table above has been restated to reflect current fees.

(3) The underlying funds in which the Portfolio invests may impose 12b-1 or service fees.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses after the first year of operations are not reduced by any waivers. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 Year       3 Years      5 Years    10 Years
        --------------------------------------------------------------
                 $153          $474          $818      $1,791
        --------------------------------------------------------------

MANAGEMENT OF THE TRUST

THE TRUSTEES

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Additional information about the Trustees and the executive officers of the Trust may be found in the Statement of Additional Information under "Trustees and Officers."

INVESTMENT ADVISER

Markman Capital Management, Inc. ("Markman Capital") serves as the investment adviser to the Portfolio. We maintain our principal office at 6600 France Avenue South, Minneapolis, Minnesota 55435. In addition to serving as investment adviser to the Portfolio, we provide investment supervisory services on a continuous basis to mutual funds, individuals, pension and profit sharing plans, corporations, partnerships, trusts and estates (including charitable organizations). We specialize in the construction and management of no-load mutual fund and individual security portfolios for our clients. As of the date of this Prospectus, we provide investment management services to over 200 client accounts and to the Markman Total Return Portfolio and have assets under management in excess of $150 million.

Pursuant to an Investment Management Agreement with the Trust, we are responsible for the investment management of the Portfolio's assets, including the responsibility for making investment decisions and placing orders for the purchase and sale of the Portfolio's investments. For the services provided to the Portfolio, we receive a fee from the Portfolio, accrued daily and paid monthly, at the annual rate of 0.75% of the Portfolio's average daily net assets.

Robert J. Markman, Chairman of the Board of Trustees and President of the Trust, serves as the Portfolio Manager of the Trust and is responsible for the day-to-day management of the Portfolio. Mr. Markman has served as President of Markman Capital since its organization in September 1990.

PORTFOLIO TRANSACTIONS

We place orders for the purchase and sale of portfolio securities for the Portfolio's accounts with brokers or dealers, selected by us in our discretion, or directly with the underlying funds. The Portfolio is actively managed and has no restrictions upon portfolio turnover. The Portfolio's rate of portfolio turnover may be greater than that of many other mutual funds. A 100% annual portfolio turnover rate would be achieved if each security in the Portfolio's portfolio (other than securities with less than one year remaining to maturity) were replaced once during the year. A high portfolio turnover rate may result in increased trading costs to the Portfolio. Trading also may result in realization of capital gains that would not otherwise be realized, and shareholders are taxed on such gains when distributed from the Portfolio. Increased trading costs and capital gain distributions can lower the Portfolio's performance. See "Dividends, Distributions and Taxes." There is no limit on and we cannot control the portfolio turnover rates of the underlying funds in which the Portfolio may invest.

DETERMINATION OF NET ASSET VALUE

The share price (net asset value) of the shares of the Portfolio is determined as of the close of the regular session of trading on the New York Stock Exchange (normally at 4:00 p.m., Eastern Time). The Portfolio is open for business on each day the New York Stock Exchange is open for business. The net asset value ("NAV") per share of the Portfolio is calculated by dividing the sum of the value of the securities held by the Portfolio plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of outstanding shares of the Portfolio, rounded to the nearest cent. The price at which a purchase or redemption of the Portfolio's shares is effected is based on the next calculation of NAV after the order is placed.

Shares of the underlying funds are valued at their respective NAVs under the Investment Company Act of 1940 (the "1940 Act"). The Portfolio, with respect to its individual securities, and the underlying funds, value securities in their portfolios for which market quotations are readily available at their current market value (generally the last reported sale price). Fixed-income securities which have available market quotations are priced according to the most recent bid price quoted by 1 or more of the major market makers. If market quotations are not readily available, securities are valued at their fair value as determined in good faith in accordance with procedures established by and under the general supervision of the Board of Trustees of the Trust, or the board of directors of the underlying fund, as applicable.

Underlying money market funds with portfolio securities that mature in one year or less may use the amortized cost or penny-rounding methods to value their securities. Securities having 60 days or less remaining to maturity generally are valued at their amortized cost, which approximates market value.

The NAV per share of the Portfolio will fluctuate with the value of the securities it holds.

The Portfolio may invest directly or in underlying funds which invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. As a result, the value of the Portfolio may change on days when investors will not be able to purchase or redeem the Portfolio's shares.

HOW TO PURCHASE SHARES


Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the price determined as of 4:00 p.m. Eastern time on the day in which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.


Shares of the Portfolio are sold without a sales charge at the next NAV calculated after receipt of an order in proper form by the Portfolio. Your initial investment in the Portfolio ordinarily must be at least $5,000, except that the Trust reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for tax-deferred retirement plans. The minimum initial investment is waived for purchases by Trustees, officers and employees of the Trust, of Integrated Fund Services, Inc. (the "Transfer Agent"), and of Markman Capital and private clients of Markman Capital, including members of such persons' immediate families. The Portfolio also reserves the right to waive the minimum initial investment for financial intermediaries. All purchase payments are invested in full and fractional shares. The Trust may reject any purchase order.

Shares of the Portfolio are sold on a continuous basis at the NAV next determined after receipt of a purchase order by the Trust. Direct purchase orders received by the Transfer Agent prior to the close of regular trading on the New York Stock Exchange (the "NYSE") on any Business Day, are priced according to the applicable NAV determined on that date. Purchase orders received after the close of regular trading on the NYSE are generally priced as of the time the NAV is next determined. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Dealers or other agents may charge you a fee for effecting transactions. Contact your broker to determine whether it has an established relationship with the Distributor.

You may open an account and make an initial investment in the Portfolio by sending a check and a completed account application form to Markman Total Return Portfolio, c/o Shareholder Services, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks must be made payable to the Markman Total Return Portfolio. Purchases by check must be through a check drawn on a U.S. bank and payable in U.S. dollars. Third party checks will not be accepted.

The Trust mails you confirmations of all purchases or redemptions of shares of the Portfolio. Certificates representing shares are not issued. The Trust reserves the right to limit the amount of investments and to refuse to sell to any person.

The Portfolio's account application contains certain provisions in favor of the Trust, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges) made available to investors.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.

You may also purchase shares of the Portfolio by bank wire. Please call the Transfer Agent (Nationwide call toll-free 800-707-2771) for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number, and taxpayer identification number for the account, and the name of the bank that will wire the money. Your investment in the Portfolio will be made at the Portfolio's NAV next determined after your wire is received together with a completed account application. If the Trust does not receive timely and complete account information, there may be a delay in the investment of money and any accrual of dividends. To make an initial wire purchase, you must mail a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon 30 days' prior notice to shareholders.

You may also purchase shares of the Portfolio through a "processing organization," (e.g., a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers. The Portfolio has authorized certain processing organizations to receive purchase and sales orders on its behalf. Before investing in the Portfolio through a processing organization, you should read any materials provided by the processing organization together with this Prospectus.

When shares are purchased this way, there may be various differences. The processing organization may:

      o     Charge a fee for its services

      o     Act as the shareholder of record of the shares

      o     Set different minimum initial and additional investment requirements

      o     Impose other charges and restrictions

      o Designate intermediaries to accept purchase and sales orders on the Portfolio's behalf

The Portfolio considers a purchase or sales order as received when an authorized processing organization, or its authorized designee, receives the order in proper form. These orders will be priced based on the Portfolio's NAV next computed after such order is received in proper form.

You may purchase and add shares to your account by mail or by bank wire. Checks should be sent to Markman Total Return Portfolio, c/o Shareholder Services, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the Markman Total Return Portfolio. Bank wires should be sent as outlined above. Each additional purchase request must contain the account name and number to permit proper crediting.

HOW TO REDEEM SHARES

You may redeem shares of the Portfolio on each day that the Trust is open for business. You will receive the NAV per share next determined after receipt by the Transfer Agent of your redemption request in the form described below. Payment is normally made within 3 business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to 15 days from the purchase date. To eliminate this delay, you may purchase shares of the Portfolio by certified check or by wire.

With respect to any redemption request for an amount that is $100,000 or more, your request must be accompanied by an original Medallion Signature Guarantee. Signature guarantees are described more fully below.

BY TELEPHONE

You may redeem shares by telephone. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on the application. To redeem by telephone, call the Transfer Agent (Nationwide call toll-free 800-707-2771). The redemption proceeds will usually be sent by mail or by wire within 3 business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone. You may only sell shares over the telephone if the amount is less than $25,000.

Unless you have specifically notified the Transfer Agent not to honor redemption requests by telephone, the telephone redemption privilege is automatically available to you. You may change the bank or brokerage account designated under this procedure at any time by writing to the Transfer Agent with the Medallion Signature Guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact the Transfer Agent to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.

The Transfer Agent reserves the right to suspend the telephone redemption privilege with respect to any account if the name(s) or the address on the account has been changed within the previous 30 days.

Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification before acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

BY MAIL

You may redeem any number of shares from your account by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $100,000 or more, your request must be accompanied by a Medallion Signature Guarantee as outlined below. If the name(s) or the address on your account has been changed within 30 days of your redemption request, you will be required to request the redemption in writing with your Medallion Signature Guarantee, regardless of the value of the shares being redeemed.

Written redemption requests may also direct that the proceeds be deposited directly in a domestic bank or brokerage account designated on your account application for telephone redemptions. Proceeds of redemptions requested by mail are mailed within 3 business days following receipt of instructions in proper form.

THROUGH BROKER-DEALERS

You may also redeem shares of the Portfolio by placing a wire redemption request through a securities broker or dealer. Broker-dealers or other agents may charge you a fee for this service. You will receive the NAV per share next determined after receipt by the Trust or its agent of your wire redemption request. It is the responsibility of broker-dealers to promptly transmit wire redemption orders.

ADDITIONAL REDEMPTION INFORMATION

If your instructions request a redemption by wire, the proceeds will be wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application and you will be charged an $8 processing fee. The Trust reserves the right, upon 30 days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire.

In the event that wire transfer of funds is impossible or impracticable, the redemption proceeds will be sent by mail to the address designated on the account.

Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution by way of an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Transfer Agent for more information about ACH transactions.

At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than $5,000 (based on actual amounts invested, unaffected by market fluctuations) or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given 60 days to increase the value of your account to the minimum amount.

The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than 3 business days under unusual circumstances as determined by the Securities and Exchange Commission. Under unusual circumstances, when the Board of Trustees deems it appropriate, the Portfolio may make payment for shares redeemed in portfolio securities of the Portfolio taken at current value. The Portfolio will not make payment for shares redeemed by using shares of an underlying fund.

MEDALLION SIGNATURE GUARANTEES

An original Medallion Signature Guarantee is required for any written request to redeem an amount greater than $100,000. If the name(s) or the address on your account has been changed within 30 days of your redemption request, your signature must be guaranteed regardless of the value of the shares being redeemed. In addition, a Medallion Signature Guarantee is required for instructions to change your

      o     record name or address;

      o     Automated Clearing House bank or bank account information;

      o     Systematic Withdrawal Plan information;

      o     dividend election; or

      o     telephone redemption options.

Medallion Signature Guarantees may be provided by any bank, broker-dealer, national securities exchange, credit union, or savings association that is authorized to guarantee signatures and which is acceptable to the Transfer Agent. Whenever a Medallion Signature Guarantee is required, each person required to sign for the account must have his signature guaranteed. Signature guarantees by notaries public are not acceptable.

SHAREHOLDER SERVICES

Contact the Transfer Agent (Nationwide call toll-free 1-800-707-2771) for additional information about the shareholder services described below.

AUTOMATIC WITHDRAWAL PLAN

If the shares in your account have a value of at least $5,000, you may elect to receive, or may designate another person to receive, monthly or quarterly payments in a specified amount. There is no charge for this service.

TAX-DEFERRED RETIREMENT PLANS

Shares of the Portfolio are available for purchase in connection with the following tax-deferred retirement plans:

      o Individual retirement account (IRA) plans for individuals and their non-employed spouses, including Roth IRAs

      o Qualified pension and profit-sharing plans for employees, including Keogh Plans for self-employed individuals and those profit-sharing plans with a 401(k) provision

      o 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code.

We will make reasonable charges for providing these services. For a current schedule of charges, please contact us.

DIRECT DEPOSIT PLANS

Shares of the Portfolio may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable you to have all or a portion of your payroll or social security checks transferred automatically to purchase shares of the Portfolio.

AUTOMATIC INVESTMENT PLAN

You may make automatic monthly investments in the Portfolio from your bank, savings and loan or other depository institution account. The minimum initial investment must be $5,000 under the plan. The Transfer Agent pays the costs associated with these transfers, but reserves the right, upon 30 days' written notice, to make reasonable charges for this service. A depository institution may impose its own charge for debiting your account, which would reduce the return from an investment in the Portfolio.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). In any year in which the Portfolio qualifies as a regulated investment company and distributes substantially all of its investment company taxable income (which includes, among other items, the excess of net short-term capital gains over net long-term capital losses) and its net capital gains (the excess of net long-term capital gains over net short-term capital losses) the Portfolio will not be subject to federal income tax to the extent it distributes such income and capital gains in the manner required under the Code.

Income received by the Portfolio from a mutual fund or individual security owned by the Portfolio (including dividends and distributions of short-term capital gains) will be distributed by the Portfolio (after deductions for expenses) and will be taxable to you as ordinary income. Because the Portfolio is actively managed and may realize taxable net short-term capital gains by selling shares of a mutual fund with unrealized portfolio appreciation or an individual security in its portfolio, investing in the Portfolio rather than directly in the underlying funds or individual securities may result in increased tax liability to you since the Portfolio must distribute its gains in accordance with certain rules under the Code.

Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) received by the Portfolio from the underlying funds, as well as net long-term capital gains realized by a Portfolio from the purchase and sale (or redemption) of mutual fund shares or other securities held by the Portfolio for more than one year, will be distributed by the Portfolio and will be taxable to you as long-term capital gains (even if you have held the shares for less than one year).

If you select to receive distributions in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for 90 days, your dividends may be reinvested in your account at the then current NAV and your account will be converted to the reinvest option. No interest will accrue on an amount represented by uncashed distribution checks.

The sale of individual securities held less than one year may result in short-term capital gains and the sale of individual securities held for more than one year may result in long-term capital gains (even if you have held the shares for less than one year) which will be distributed by the Portfolio and will be taxable to you.

If a shareholder who has received a capital gains distribution suffers a loss on the sale of his or her shares not more than six months after purchase, the loss will be treated as a long-term capital loss to the extent of the capital gains distribution received. Long-term capital gains distributed to you are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. The maximum individual tax rate on net long-term capital gains is 15%.

For purposes of determining the character of income received by the Portfolio when an underlying fund distributes net capital gains to the Portfolio, the Portfolio will treat the distribution as a long-term capital gain, even if the Portfolio has held shares of the underlying fund for less than one year. Any loss incurred by the Portfolio on the sale of such fund's shares held for 6 months or less, however, will be treated as a long-term capital loss to the extent of the gain distribution.

The tax treatment of distributions from the Portfolio is the same whether the distributions are received in additional shares or in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the NAV of a share of the Portfolio on the reinvestment date.

The Portfolio may invest in funds with capital loss carryforwards. If such a fund realizes capital gains, it will be able to offset the gains to the extent of its loss carry forwards in determining the amount of capital gains which must be distributed to shareholders. To the extent that gains are offset in this manner, distributions to the Portfolio and its shareholders will not be characterized as capital gain dividends but may be ordinary income.

A redemption of shares of the Portfolio is a taxable event on which you may realize a gain or loss. Each year the Trust will notify you of the tax status of dividends and distributions. All dividends and distributions will be reinvested automatically at NAV in additional shares of the Portfolio, unless you notify the Portfolio in writing of your election to receive distributions in cash. The Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to a shareholder who fails to provide his or her correct taxpayer identification number or to make required certifications, or who has been notified by the Internal Revenue Service that he or she is subject to backup withholding. The current backup withholding rate is 28%. An individual's taxpayer identification number is his or her Social Security Number.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS*


The financial highlights table is intended to help you understand the Portfolio's financial performance. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolios (assuming reinvestment of all dividends and distributions). Information for the years ended December 31, 2003 and 2002, has been audited by Ernst & Young LLP, whose report, along with the Portfolio's financial statements, are included in the Statement of Additional Information, which is available upon request. The information for years ended December 31, 1999 through December 31, 2001, has been audited by another independent auditor.


MARKMAN MULTIFUND TRUST
MARKMAN TOTAL RETURN PORTFOLIO - FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year


                                              Year ended        Year ended         Year ended       Year ended      Year ended
                                             December 31,      December 31,       December 31,     December 31,     December 31,
                                                 2003              2002               2001             2000            1999
Net asset value at beginning of year          $      6.30      $      8.69        $     11.67      $     16.69      $     13.35
                                              ---------------------------------------------------------------------------------

Income from investment operations:
     Net investment income                           0.08             0.18               0.24             0.11             0.31
     Net realized and unrealized gains
        (losses) on investment                       2.72            (2.40)             (2.98)           (4.35)            4.43
                                              ---------------------------------------------------------------------------------
Total from investment operations                     2.80            (2.22)             (2.74)           (4.24)            4.74
                                              ---------------------------------------------------------------------------------

Less distributions:
     Dividends from net investment income           (0.08)           (0.17)             (0.24)           (0.10)           (0.29)
     Distributions in excess of net
        investment income                              --               --                 --               --               --
     Distributions from net realized gains             --               --                 --            (0.68)           (1.11)
                                              ---------------------------------------------------------------------------------
Total distributions                                 (0.08)           (0.17)             (0.24)           (0.78)           (1.40)
                                              ---------------------------------------------------------------------------------

Net asset value at end of year                $      9.02      $      6.30        $      8.69      $     11.67      $     16.69
                                              =================================================================================

Total return                                        44.40%          (25.63%)           (23.54%)         (25.38%)          35.49%
                                              =================================================================================

Net assets at end of year (000's)             $    59,614      $    52,296        $    37,546      $    64,572      $   100,799
                                              =================================================================================

Ratio of expenses to average net assets              1.50%            0.96%              0.95%            0.95%            0.95%

Ratio of net investment income to
     Average net assets                              0.97%            1.89%              2.32%            0.64%            1.98%

Portfolio turnover rate                               228%             145%**             162%             142%              68%


* On December 30, 2002, Markman Moderate Allocation Portfolio exchanged substantially all of its net assets for shares of Markman Total Return Portfolio. Markman Moderate Allocation Portfolio is the accounting survivor and as such its basis of accounting for assets and liabilities and its operating results for the periods prior to December 30, 2002 have been carried forward in these financial highlights.

**    This calculation does not include securities acquired in the acquisitions.

--------------------------------------------------------------------------------

                                                                 MARKMAN
                                                              TOTAL RETURN
                                                                PORTFOLIO
                                                         -----------------------
                                                         For Investors too smart
                                                         to do it themselves (R)

--------------------------------------------------------------------------------

Investment forms may be ordered by calling 1-800-707-2771. The minimum direct investment is $5,000.

For additional forms or answers to any questions, call the Markman MultiFund at 1-800-707-2771 between the hours of 8:30 AM and 7:00 PM EST.

For a current update on our views on the market call the Hotline at 1-800-975-5463.

For updated Portfolio pricing as of the close of the previous day and access to your account balance, call 1-800-536-8679.

To order additional prospectuses call 1-800-395-4848.

INVESTMENT ADVISER       Markman Capital Management, Inc.
                         6600 France Avenue South
                         Minneapolis, Minnesota 55435

CUSTODIAN                Fifth Third Bank
                         38 Fountain Square Plaza
                         Cincinnati, Ohio 45263

INDEPENDENT AUDITORS     Ernst & Young LLP
                         1900 Scripps Center
                         312 Walnut Street
                         Cincinnati, Ohio 45202

LEGAL COUNSEL            Sullivan & Worcester LLP
                         1666 K Street, NW
                         Washington, D.C. 20006

Additional information about the Portfolio is included in the Statement of Additional Information ("SAI"), which is incorporated by reference in its entirety and is therefore legally a part of this prospectus. To obtain a free copy of the SAI or other information about the Portfolio, or to make inquiries about the Portfolio, please call 1-800-707-2771.

Information about the Portfolio (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Portfolio are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at HTTP://WWW.PUBLICINFO@SEC.GOV, or by writing to:
Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

File No. 811-8820

        MARKMAN
     TOTAL RETURN
       PORTFOLIO
-----------------------
For investors too smart
to do it themselves (R)

6600 France Avenue Soutn
Minneapolis, Minnesota 55435

--------------------------------------------------------------------------------

                                               First Class
--------------------------------------------------------------------------------

                                                                     May 1, 2004

                       STATEMENT OF ADDITIONAL INFORMATION

                         MARKMAN TOTAL RETURN PORTFOLIO
                         ------------------------------

                             MARKMAN MULTIFUND TRUST
                       6600 France Avenue South, Suite 485
                                 Edina, MN 55435

This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the Prospectus of Markman MultiFund Trust (the "Trust") dated May 1, 2004, as supplemented from time to time, with respect to the Markman Total Return Portfolio (the "Portfolio"). The Portfolio's financial statements as of December 31, 2003 are incorporated herein by reference. The Statement of Additional Information should be read in conjunction with the Prospectus. The Trust's Prospectus may be obtained by writing to the Trust at the above address or by telephoning the Trust nationwide toll-free at 1-800-707-2771.

INVESTMENT ADVISER                                  SHAREHOLDER SERVICES

Markman Capital Management, Inc.                    c/o Markman MultiFund Trust
6600 France Avenue South, Suite 485                 P.O. Box 5354
Edina, MN  55435                                    Cincinnati, OH  45201-5354
Toll-free:  1-800-395-4848                          Toll-free:  1-800-707-2771
Telephone:  (952) 920-4848

                                TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----

DESCRIPTION OF THE TRUST....................................................3

INVESTMENT OBJECTIVE AND POLICIES...........................................4

INVESTMENT RESTRICTIONS....................................................16

QUALITY RATINGS OF DEBT SECURITIES.........................................18

TRUSTEES AND OFFICERS......................................................21

PRINCIPAL SECURITY HOLDERS.................................................24

INVESTMENT MANAGER.........................................................25

TRANSFER AGENT AND ADMINISTRATOR...........................................25

CALCULATION OF SHARE PRICE.................................................26

TAXES .....................................................................26

PURCHASE AND REDEMPTION OF SHARES..........................................27

CODE OF ETHICS.............................................................27

SPECIAL REDEMPTIONS........................................................28

CUSTODIAN..................................................................28

AUDITORS AND LEGAL COUNSEL.................................................28

PORTFOLIO TRANSACTIONS.....................................................28

PERFORMANCE INFORMATION....................................................29

     A.  Standardized Average Annual Total Return..........................29

     B.   Standardized Average Annual Total Return (After Taxes
            on Distributions)..............................................30

     C.  Nonstandardized Total Return......................................31

     D.  Other Information Concerning Portfolio Performance................32

     E.   Yield............................................................33

ANNUAL REPORT..............................................................37

                            DESCRIPTION OF THE TRUST
                            ------------------------

Markman MultiFund Trust (the "Trust") is an open-end, diversified management investment company, registered as such under the Investment Company Act of 1940 (the "1940 Act"). The Trust was established as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to a Declaration of Trust dated September 7, 1994.

The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest in an unlimited number of series or Portfolios, each share without par value. Currently, the Trust offers one Portfolio, the Markman Total Return Portfolio (the "Portfolio"), which is described in this Statement of Additional Information. When issued, shares of the Portfolio are fully paid, non-assessable and freely transferable. Each share in the Portfolio represents an equal proportionate interest in the Portfolio with each other share of the Portfolio and is entitled to such dividends and distributions as are declared by the Trustees of the Trust. Upon any liquidation of the Portfolio, shareholders of the Portfolio are entitled to share pro rata in the net assets of the Portfolio available for distribution. Shares of the Trust entitle their holders to one vote per share (with proportionate voting for fractional shares.)

Under the terms of an Agreement and Plan of Reorganization, on December 30, 2002, three series of the Trust, the Aggressive Allocation Portfolio, the Conservative Allocation Portfolio and the Moderate Allocation Portfolio (the "Allocation Portfolios"), were reorganized into the Total Return Portfolio, a newly formed series of the Markman MultiFund Trust (the "Reorganization"). The Portfolio assumed the assets and liabilities of each of the Allocation Portfolios. The financial and performance data and information prior to December 30, 2002 in this Statement of Additional Information are for the Markman Moderate Allocation Portfolio, the accounting survivor of the Reorganization.

Shareholders of the Portfolio have the right to vote for the election of Trustees and on any matters which by law or the provisions of the Declaration of Trust they may be entitled to vote upon. The Trust will normally not hold annual meetings of shareholders to elect Trustees. If less than a majority of the Trustees of the Trust holding office have been elected by shareholders, a meeting of shareholders of the Trust will be called to elect Trustees. Under the Declaration of Trust of the Trust and the 1940 Act, the record holders of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by votes cast in person or by proxy at a meeting called for the purpose or by a written declaration filed with the Trust's custodian bank. The Trustees are required to call a meeting for the purpose of considering the removal of any person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. Except as described above, the Trustees will continue to hold office and may appoint successor Trustees. In compliance with applicable provisions of the 1940 Act, shares of the mutual funds owned by the Trust will be voted in the same proportion as the vote of all other holders of shares of such funds.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Portfolio or the Trustees. The Declaration of Trust of the Trust provides for indemnification out of the Trust's property for all loss and expense of any shareholder held personally liable for obligations of the Trust and its Portfolio. Accordingly, the risk of a shareholder of the Trust incurring a financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The likelihood of such circumstances is remote.

                        INVESTMENT OBJECTIVE AND POLICIES
                        ---------------------------------

     The Portfolio seeks maximum total return with reduced risk. Returns will include capital appreciation, dividend income, and interest income. The Portfolio seeks to achieve its investment objective by investing in individual securities, shares of other open-end investment companies, shares of exchange-traded funds, and shares of closed-end investment companies.

     The Portfolio intends to purchase shares of individual securities, exchange traded funds, closed-end and other open-end mutual funds in compliance with the requirements of federal law or any applicable exemptive relief received from the Securities and Exchange Commission (the "SEC"). With respect to investments in other open-end mutual funds, the SEC has granted the Trust an exemption from the limitations of the 1940 Act restricting the amount of securities of underlying open-end mutual funds that the Portfolio may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fee and administrative costs), and undue influence by a fund of funds over its underlying funds. The conditions apply only when the Portfolio and its affiliates in the aggregate own more than 3% of the outstanding shares of any one open-end underlying fund.

     At times, the Portfolio may invest all or a portion of its assets in money market mutual funds. The Portfolio may not achieve its investment objective during periods when it has taken such a temporary defensive position.

     Set forth below is additional information with respect to the types of securities and investment techniques of the Portfolio and underlying funds.

FOREIGN SECURITIES

Most of the Portfolio's investments in foreign securities will be through underlying funds. An underlying fund may invest up to 100% of its assets in securities of foreign issuers. Investments in foreign securities involve risks and considerations that are not present when the Portfolio invests in domestic securities.

EXCHANGE RATES

Since an underlying fund may purchase securities denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of the underlying fund's (and accordingly the Portfolio's) assets from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed by a mutual fund. An underlying fund may seek to protect itself against the adverse effects of currency exchange rate fluctuations by entering into currency-forward, futures or options contracts. Hedging transactions will not, however, always be fully effective in protecting against adverse exchange rate fluctuations. Furthermore, hedging transactions involve transaction costs and the risk that the underlying fund will lose money, either because exchange rates move in an unexpected direction, because another party to a hedging contract defaults, or for other reasons.

EXCHANGE CONTROLS

The value of foreign investments and the investment income derived from them may also be affected by exchange control regulations. Although it is expected that underlying funds will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there is no assurance that currency controls will not be imposed after the time of investment. In addition, the value of foreign fixed-income investments will fluctuate in response to changes in U.S. and foreign interest rates.

LIMITATIONS OF FOREIGN MARKETS

There is often less information publicly available about a foreign issuer than about a U.S. issuer. Foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses, and other fees are also generally higher than for securities traded in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of an underlying fund's assets held abroad) and expenses not present in the settlement of domestic investments. A delay in settlement could hinder the ability of an underlying fund to take advantage of changing market conditions, with a possible adverse effect on net asset value. There may also be difficulties in enforcing legal rights outside the United States.

FOREIGN LAWS, REGULATIONS AND ECONOMIES

There may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of an underlying fund's investments in certain foreign countries. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit an underlying fund's ability to invest in securities of certain issuers located in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, inflation rate, capital reinvestment, resource self-sufficiency and balance of payment positions.

FOREIGN TAX CONSIDERATIONS

Income received by the Portfolio or an underlying fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by the Portfolio or an underlying fund will reduce the net income of the Portfolio or the underlying fund available for distribution to the Portfolio.

EMERGING MARKETS

Risks may be intensified in the case of investments by an underlying fund in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in more developed nations. Countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements. Debt obligations of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments.

CALCULATION OF NET ASSET VALUE

Foreign securities in which the underlying funds may invest may be listed primarily on foreign stock exchanges that may trade on days when the New York Stock Exchange is not open for business. Accordingly, the net asset value of an underlying fund may be significantly affected by such trading on days when neither Markman Capital Management, Inc. nor you have access to the underlying funds and the Portfolio.

FOREIGN CURRENCY TRANSACTIONS

An underlying fund may enter into forward contracts to purchase or sell an agreed-upon amount of a specific currency at a future date that may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Under such an arrangement, an underlying fund would, at the time it enters into a contract to acquire a foreign security for a specified amount of currency, purchase with U.S. dollars the required amount of foreign currency for delivery at the settlement date of the purchase; the underlying fund would enter into similar forward currency transactions in connection with the sale of foreign securities. The effect of such transactions would be to fix a U.S. dollar price for the security to protect against a possible loss resulting from an adverse change in the relationship between the U.S.

dollar and the particular foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received (usually 3 to 14 days). While forward contracts tend to minimize the risk of loss due to a decline in the value of the currency involved, they also tend to limit any potential gain that might result if the value of such currency were to increase during the contract period.

TEMPORARY DEFENSIVE POSITION

The Portfolio or an underlying fund may temporarily hold all or a portion of its assets in short-term obligations such as bank debt instruments (certificates of deposit, bankers' acceptances and time deposits), money market mutual funds, commercial paper, U.S. Government obligations having a maturity of less than one year or repurchase agreements. The Portfolio or an underlying fund may not achieve its investment objective during periods when it has taken such a temporary defensive position.

REPURCHASE AGREEMENTS

The Portfolio or an underlying fund may enter into repurchase agreements with banks and broker-dealers under which it acquires securities, subject to an agreement with the seller to repurchase the securities at an agreed-upon time and an agreed-upon price. Repurchase agreements involve certain risks, such as default by, or insolvency of, the other party to the repurchase agreement. The Portfolio's or an underlying fund's right to liquidate its collateral in the event of a default could involve certain costs, losses or delays. To the extent that proceeds from any sale upon default of the obligation to repurchase are less than the repurchase price, the Portfolio or an underlying fund could suffer a loss.

ILLIQUID AND RESTRICTED SECURITIES

The Portfolio or an underlying open end investment company (mutual fund) may invest up to 15% (10% for money market funds) of its net assets in securities for which there is no readily available market ("illiquid securities"). Closed-end investment companies are not subject to any SEC prescribed limitations on illiquid and restricted securities. This figure includes securities whose disposition would be subject to legal restrictions ("restricted securities") and repurchase agreements having more than seven days to maturity. Illiquid and restricted securities are not readily marketable without some time delay. This could result in the Portfolio or an underlying fund being unable to realize a favorable price upon disposition of such securities, and in some cases might make disposition of such securities at the time desired impossible.

The 1940 Act provides that a mutual fund whose shares are purchased by the Portfolio is obliged to redeem shares held by the Portfolio only in an amount up to 1% of the underlying mutual fund's outstanding securities during any period of less than 30 days. Accordingly, shares held by the Portfolio in excess of 1% of an underlying mutual fund's outstanding securities will be considered not readily marketable securities that, together with other such securities, may not exceed 15% of that Portfolio's net assets.

LOANS OF PORTFOLIO SECURITIES

The Portfolio or an underlying fund may lend its portfolio securities as long as: (1) the loan is continuously secured by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Portfolio or the underlying fund may at any time call the loan and obtain the securities loaned; (3) the Portfolio or the underlying fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the securities loaned will not at any time exceed one-third of the total assets of the Portfolio or the underlying fund. Lending portfolio securities involves risk of delay in the recovery of the loaned securities and in some cases, the loss of rights in the collateral if the borrower fails.

SHORT SALES

The Portfolio or an underlying fund may sell securities short. In a short sale the Portfolio or the underlying fund sells stock it does not own and makes delivery with securities "borrowed" from a broker. The Portfolio or the underlying fund then becomes obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Portfolio or the underlying fund. Until the security is replaced, the Portfolio or the underlying fund is obligated to pay to the lender any dividends or interest accruing during the period of the loan. In order to borrow the security, the Portfolio or an underlying fund may be required to pay a premium that would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

When it engages in short sales, the Portfolio or an underlying fund must also deposit in a segregated account an amount of cash or U.S. Government securities equal to the difference between (1) the market value of the securities sold short at the time they were sold short and (2) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). The Portfolio or an underlying fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio or the underlying fund replaces the borrowed security. The Portfolio or an underlying fund will realize a gain if the security declines in price between such dates. The amount of any gain will be decreased and the amount of any loss increased by the amount of any premium, dividends or interest the Portfolio or an underlying fund may be required to pay in connection with a short sale.

SHORT SALES "AGAINST THE BOX"

A short sale is "against the box" if at all times when the short position is open the Portfolio or the underlying fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Such a transaction serves to defer a gain or loss for federal income tax purposes.

INDUSTRY CONCENTRATION

An underlying fund may concentrate its investments within one industry. The value of the underlying fund may be subject to greater market fluctuation than an investment in a fund that invests in a broader range of securities.

MASTER DEMAND NOTES

An underlying fund (particularly an underlying money market fund) may invest up to 100% of its assets in master demand notes. These are unsecured obligations of U.S. corporations redeemable upon notice that permit investment by a mutual fund of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the mutual fund and the issuing corporation. Because master demand notes are direct arrangements between the mutual fund and the issuing corporation, there is no secondary market for the notes. The notes are, however, redeemable at face value plus accrued interest at any time.

OPTIONS

The Portfolio or an underlying fund may write (sell) listed call options ("calls") if the calls are covered through the life of the option. A call is covered if the Portfolio or an underlying fund owns the optioned securities. When the Portfolio or an underlying fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period (usually not more than nine months in the case of common stock) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Portfolio or underlying fund will forgo any gain from an increase in the market price of the underlying security over the exercise price.

The Portfolio or an underlying fund may purchase a call on securities to effect a "closing purchase transaction." This is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the Portfolio or an underlying fund on which it wishes to terminate its obligation. If the Portfolio or an underlying fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call previously written by the fund expires (or until the call is exercised and the Portfolio or an underlying fund delivers the underlying security).

The Portfolio or an underlying fund may write and purchase put options ("puts"). When the Portfolio or an underlying fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the Portfolio or underlying fund at the exercise price at any time during the option period. When the Portfolio or an underlying fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. The Portfolio or an underlying fund also may purchase stock index puts, which differ from puts on individual securities in that they are settled in cash based upon values of the securities in the underlying index rather than by delivery of the underlying securities. Purchase of a stock index put is designed to protect against a decline in the value of the portfolio generally rather than an individual security in the portfolio. If any put is not exercised or sold, it will become worthless on its expiration date. A mutual fund's option positions may be closed out only on an exchange which provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at any given time for any particular option.

A custodian, or a securities depository acting for it, generally acts as escrow agent for the securities upon which the Portfolio or an underlying fund has written puts or calls, or as to other securities acceptable for such escrow so that no margin deposit is required of the Portfolio or an underlying fund. Until the underlying securities are released from escrow, they cannot be sold by the Portfolio or an underlying fund. In the event of a shortage of the underlying securities deliverable in the exercise of an option, the Options Clearing Corporation has the authority to permit other generally comparable securities to be delivered in fulfillment of option exercise obligations. If the Options Clearing Corporation exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the Options Clearing Corporation may impose special exercise settlement procedures.

OPTIONS TRADING MARKETS

Options in which the Portfolio or underlying funds will invest are generally listed on Exchanges. Options on some securities may not, however, be listed on any Exchange but traded in the over-the-counter market. Options traded in the over-the-counter market involve the additional risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio or underlying fund.

FUTURES CONTRACTS

The Portfolio or an underlying fund may enter into futures contracts for the purchase or sale of debt securities and stock indexes. A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated "contract markets" which, through their clearing corporations, guarantee performance of the contracts. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near such date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade (known as "contract markets") approved for such trading by the Commodity Futures Trading Commission, and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market.

Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. On the other hand, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. The closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

The Portfolio or an underlying fund may sell financial futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the securities held by the Portfolio or an underlying fund will fall, thus reducing its net asset value. This interest rate risk may be reduced without the use of futures as a hedge by selling such securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and brokerage commissions and would typically reduce the fund's average yield as a result of the shortening of maturities.

The sale of financial futures contracts serves as a means of hedging against rising interest rates. As interest rates increase, the value of the Portfolio or an underlying fund's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the fund's investments being hedged.

The Portfolio or an underlying fund may purchase interest rate futures contracts in anticipation of a decline in interest rates when it is not fully invested. As such purchases are made, the Portfolio or an underlying fund would probably expect that an equivalent amount of futures contracts will be closed out.

Unlike when the Portfolio or an underlying fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Upon entering into a contract, the underlying fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government securities. This is known as "initial margin." Initial margin is similar to a performance bond or good faith deposit which is returned to the Portfolio or an underlying fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable. This is known as "marking to the market."

The Portfolio or an underlying fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the fund. The Portfolio or an underlying fund may close its positions by taking opposite positions that will operate to terminate the Portfolio's or the underlying fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Portfolio or an underlying fund, and the Portfolio or an fund realizes a loss or a gain. Such closing transactions involve additional commission costs. A stock index futures contract may be used to hedge the Portfolio's or an underlying fund's portfolio with regard to market risk as distinguished from risk related to a specific security. A stock index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

In the event of an imperfect correlation between the futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Portfolio or an underlying fund may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Portfolio or an underlying fund than if it had not entered into futures contracts on debt securities or stock indexes.

The market prices of futures contracts may also be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, you may close futures contracts through offsetting transactions, which could distort the normal relationship between the securities and futures markets. Second, the deposit requirements in the futures market are less stringent than margin requirements in the securities market. Accordingly, increased participation by speculators in the futures market may also cause temporary price distortions.

Positions in futures contracts may be closed out only on an exchange or board of trade providing a secondary market for such futures. There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.

In order to assure that sufficient assets are available to satisfy their obligations under their futures contracts, the Portfolio and the underlying funds are required to establish segregated accounts with their custodians. Such segregated accounts are required to contain an amount of cash, U.S. Government securities and other liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

The risk to the Portfolio or an underlying fund from investing in futures is potentially unlimited. Gains and losses on investments in options and futures depend upon the Portfolio's or an underlying fund's investment adviser's ability to predict correctly the direction of stock prices, interest rates and other economic factors.

OPTIONS ON FUTURES CONTRACTS

The Portfolio or an underlying fund may also purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Portfolio or an underlying fund may also purchase put options on futures contracts in lieu of, and for the same purpose as, a sale of a futures contract. The Portfolio or an underlying fund may also purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases "protective puts" on securities.

The holder of an option may terminate the position by selling an option of the same series. There is, however, no guarantee that such a closing transaction can be effected. The Portfolio or an underlying fund is required to deposit initial and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those applicable to futures contracts described above and, in addition, net option premiums received will be included as initial margin deposits.

In addition to the risks which apply to all options transactions, there are several risks relating to options on futures contracts. The ability to establish and close out positions on such options is subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. In comparison with the use of futures contracts, the purchase of options on futures contracts involves less potential risk to a fund because the maximum amount of risk is the premium paid for the option (plus transaction costs). There may, however, be circumstances when the use of an option on a futures contract would result in a loss to the Portfolio or an underlying fund when the use of a futures contract would not, such as when there is no movement in the prices of the underlying securities. Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts, as described above.

HEDGING

The Portfolio or an underlying fund may employ many of the investment techniques described above for investment and hedging purposes. Although hedging techniques generally tend to minimize the risk of loss that is hedged against, they also may limit the potential gain that might have resulted had the hedging transaction not occurred. Also, the desired protection generally resulting from hedging transactions may not always be achieved.

WARRANTS

The Portfolio or an underlying fund may invest in warrants. Warrants are options to purchase equity securities at specific prices valid for a specified period of time. The prices do not necessarily move in parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it becomes worthless and the mutual fund loses the purchase price and the right to purchase the underlying security.

LEVERAGE

The Portfolio or an underlying fund may borrow on an unsecured basis from banks to increase its holdings of portfolio securities. Under the 1940 Act, the Portfolio or such underlying fund generally is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings in order to restore such coverage if it should decline to less than 300% due to market fluctuation or otherwise. Such sale must occur even if disadvantageous from an investment point of view. Leveraging aggregates the effect of any increase or decrease in the value of portfolio securities on the Portfolio's or underlying fund's net asset value. In addition, money borrowed is subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the interest and option premiums received from the securities purchased with borrowed funds. The Portfolio intends to borrow directly only for temporary emergency purposes. The Portfolio may leverage assets indirectly by purchasing underlying funds that have leveraged assets. The Portfolio will not invest more than 15% of its assets in underlying funds with leveraged assets.

HIGH YIELD SECURITIES AND THEIR RISKS

The Portfolio or an underlying fund may invest in high yield, high-risk, lower-rated securities, commonly known as "junk bonds." Investment in such securities is subject to the risk factors outlined below.

SENSITIVITY OF INTEREST RATE AND ECONOMIC CHANGES

The high yield, high-risk market has at times been subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on such securities as well as on the ability of securities' issuers to repay principal and interest. Issuers of such securities may be of low creditworthiness and the securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates, the issuers of high yield, high-risk securities may have greater potential for insolvency.

The prices of high yield, high-risk securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments. Yields on high yield, high-risk securities will fluctuate over time. Furthermore, in the case of high yield, high risk securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than market prices of securities which pay interest periodically and in cash.

PAYMENT EXPECTATIONS

Certain securities held by the Portfolio or an underlying fund, including high yield, high risk securities, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolio or such underlying fund would have to replace the security with a lower yielding security, resulting in a decreased return for the investor. Conversely, a high yield, high-risk security's value will decrease in a rising interest rate market, as will the value of the Portfolio's or the underlying fund's assets.

LIQUIDITY AND VALUATION

The secondary market may at times become less liquid or respond to adverse publicity or investor perceptions, making it more difficult for the Portfolio or an underlying fund to accurately value high yield, high risk securities or dispose of them. To the extent the Portfolio or such underlying fund owns or may acquire illiquid or restricted high yield, high risk securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

TAXATION

Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Portfolio or an underlying fund will report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.

CREDIT RATINGS

Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield, high-risk securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, Markman Capital Management, Inc. (the "Adviser") and underlying funds should monitor the issuers of high yield, high risk securities in the Portfolio's or underlying fund's portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities' liquidity so the Portfolio or the underlying fund can meet redemption requests. To the extent that the Portfolio or an underlying fund invests in high yield, high risk securities, the achievement of the Portfolio's or underlying fund's investment objective may be more dependent on the Portfolio's or the underlying fund's own credit analysis than is the case for higher quality bonds.

ASSET-BACKED SECURITIES

The Portfolio or an underlying fund may invest in mortgage pass-through securities, which are securities representing interests in pools of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect passing through monthly payments made by individual borrowers on mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Portfolio or an underlying fund to a lower rate of return upon reinvestment of principal. In addition, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment.

Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities.

The Portfolio or an underlying fund may invest in collateralized mortgage obligations ("CMOs"), which are hybrid mortgage-related instruments. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, semiannually. CMOs are collateralized by portfolios of mortgage pass-through securities and are structured into multiple classes with different stated maturities. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired.

Other mortgage-related securities in which the Portfolio or an underlying fund may invest include other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. In addition, the Portfolio and underlying funds may invest in other asset-backed securities that have been offered to investors or will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including certificates for automobile receivables, which represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interest in the vehicles securing the contracts.

                             INVESTMENT RESTRICTIONS
                             -----------------------

FUNDAMENTAL INVESTMENT POLICIES. The Portfolio has adopted certain fundamental investment policies. These fundamental investment policies cannot be changed unless the change is approved by the lesser of (1) 67% of more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio. These fundamental policies provide that the Portfolio may not:

      1. Engage in borrowing except as permitted by the 1940 Act, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

      2. Underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Portfolio may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.

      3. Make loans to other persons except that the Portfolio may (1) engage in repurchase agreements, (2) lend portfolio securities, (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

      4. Purchase or sell real estate except that the Portfolio may (1) hold and sell real estate acquired as a result of the Portfolio's ownership of securities or other instruments (2) purchase or sell securities or other instruments backed by real estate or interests in real estate and (3) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

      5. Purchase or sell physical commodities except that the Portfolio may (1) hold and sell physical commodities acquired as a result of the Portfolio's ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities, (3) purchase or sell options, and (4) purchase or sell futures contracts.

      6. Purchase the securities of an issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or its instrumentalities) if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

      7. Issue senior securities except as permitted by the 1940 Act, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

THE FOLLOWING INVESTMENT LIMITATIONS FOR THE PORTFOLIO ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL:

      1. SENIOR SECURITIES. The following activities will not be considered to be issuing senior securities with respect to the Portfolio:

            1. Collateral arrangements in connection with any type of option, futures contract, forward contract or swap.

            2.    Collateral   arrangements   in  connection  with  initial  and
                  variation margin.

            3. A pledge, mortgage or hypothecation of the Portfolio's assets to secure its borrowings.

      The underlying funds in which the Portfolio may invest may, but need not, have the same investment policies as the Portfolio.

                       QUALITY RATINGS OF DEBT SECURITIES
                       ----------------------------------

STANDARD & POOR'S RATINGS GROUP (S&P) BOND RATINGS

      An S&P corporate bond rating is a current assessment of the credit worthiness of an obligor, with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information.

      The   ratings   are  based,   in  varying   degrees,   on  the   following
considerations: (a) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by and relative position of the obligation in the event of bankruptcy reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights. To provide more detailed indications of credit quality, ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      A provisional rating is sometimes used by S&P. It assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

      S&P's bond ratings are as follows:

      AAA - Bonds rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

      AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

      A - Bonds rated A have strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB - Bonds rated BBB are regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      BB, B, CCC, CC - Bonds rated BB, B, CCC or CC are regarded on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      C - The rating C is reserved for income bonds on which no interest is being paid.

      D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

      S&P's NOTE RATINGS

      An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria are used in making that assessment: (a) Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note), and (b) Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

      S&P's Note ratings are as follows:

      SP-1 - Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

      SP-2 - Satisfactory capacity to pay principal and interest.

      SP-3 - Speculative capacity to pay principal and interest.

      Demand Bonds: S&P assigns "Dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper ratings symbols are used to denote the put options (for example, "AAA/A-1+"). For the newer "Demand Notes," S&P note rating symbols, combined with the commercial paper symbols, are used (for example, SP-1+/A-1+").

MOODY'S CORPORATE BOND RATINGS

      Moody's bond ratings are as follows:

      Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A - Bonds that are rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa - Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Moody's applies numerical modifiers, 1, 2 and 3, in each generic rating classification from Aa through Baa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

      Ba - Bonds that are rated Baa are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time, may be small.

      Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C - Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

MOODY'S NOTE RATINGS

      Moody's ratings for short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

      Rating symbols and their meanings follow:

      MIG 1 - This  designation  denotes best quality.  There is present  strong
protection  by  established  cash  flows,   superior   liquidity   support,   or
demonstrated broad-based access to the market for refinancing.

      MIG 2 - This designation denotes high quality. Margins of protection are ample, although not so large as in the preceding group.

      MIG 3 - This designation denotes acceptable quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

      SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

                              TRUSTEES AND OFFICERS
                              ---------------------

      The name, address, age, position with the Trust, term of office and length of time served, principal occupation(s) for the last 5 years of each Trustee and other directorships held outside of the Fund complex are set forth below. The Board of Trustees is responsible for managing the business affairs of the Trust.



INTERESTED TRUSTEES AND OFFICERS:

                                                                                                               OTHER
                                                                                           NUMBER OF           DIRECTORSHIPS
NAME/ADDRESS               POSITION                                                        PORTFOLIOS IN FUND  HELD BY
AGE                        WITH FUND/               PRINCIPAL OCCUPATION                   COMPLEX OVERSEEN    DIRECTOR OUTSIDE
                           TIME SERVED1             DURING LAST 5 YEARS                    BY TRUSTEE          THE FUND COMPLEX
Robert J. Markman2         Chairman of the Board    President, Treasurer and Secretary           1                 N/A
6600 France Avenue South   and President            of Markman Capital Management, Inc.
Suite 485                  Since Inception
Edina, MN 55435
Age 53

Judith E. Fansler          Secretary                Chief Operating Officer                                        N/A
6600 France Avenue South   Since November 2000,     Markman Capital Management, Inc.
Suite 485                                           Treasurer
Edina, MN 55435            Since May 2003
Age 53


DISINTERESTED (INDEPENDENT) TRUSTEES:

Susan Gale                 Trustee                  Real Estate Advisor, Sandra Wilken Luxury               1      N/A
6600 France Avenue South   Since Inception          Properties, Phoenix, Arizona.  Formerly a
Suite 485                                           Real Estate Advisor. Edina Realty, Edina
Edina, MN 55435                                     Minnesota.
Age 51

Melinda S. Machones        Trustee                  Self-employed management and  technology                1      N/A
6600 France Avenue South   Since Inception          consultant. Formerly,  Director of Technology
Suite 485                                           and Strategy, Duluth News Tribune.
Edina, MN 55435                                     Director of Information Technologies,
Age 49                                              The College of St. Scholastica.

Michael J. Monahan         Trustee                  Vice President, External Relations, Ecolab
6600 France Avenue South   Since Inception          (a provider of institutional cleaning                   1      N/A
Suite 485                                           and sanitation products and services).
Edina, MN 55435
Age 53


1 Each Trustee is elected to serve in accordance with the Declaration of Trust and Bylaws of the Trust until his or her successor is duly elected and qualified.

2 Mr. Markman is an "interested person" of the Trust as defined in the 1940 Act, as amended, because of his relationship to Markman Capital Management, Inc. Markman Capital Management, Inc. serves as the investment adviser to the Trust.

TRUSTEES' OWNERSHIP IN PORTFOLIO:

               DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIO
               --------------------------------------------------


         Susan Gale                             None
         Melinda S. Machones                    $50,001 - $100,000
         Robert J. Markman                      $10,000 - $  50,000
         Michael J. Monahan                     $1 - $10,000

Ms. Gale and Mr. Monahan are members of the Trust's Audit Committee. The Audit Committee is responsible for overseeing the Trust's accounting and financial reporting policies, practices and internal controls. There were two Audit Committee meetings in the fiscal year ended December 31, 2003.

TRUSTEES' COMPENSATION:

NAME                                 TOTAL COMPENSATION FROM TRUST*
----                                 ------------------------------
Susan Gale                                    $6,500
Melinda S. Machones                           $6,000
Robert J. Markman                             0
Michael J. Monahan                            $5,750


*Amounts shown include planned payments per annum. The Trust does not pay any retirement benefits to the Trustees for their service.

The Trust's Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved as a result of their positions with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust and its Portfolio. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

FACTORS  CONSIDERED  BY THE  INDEPENDENT  TRUSTEES IN APPROVING  THE  INVESTMENT
MANAGEMENT AGREEMENT. The 1940 Act requires that the Trust's investment management agreement be approved initially and thereafter annually by both the Board of Trustees and a majority of the Independent Trustees voting separately. The Board of Trustees and Independent Trustees unanimously approved the Trust's existing investment management agreement with respect to the Portfolio for an initial term of two years at a Board meeting held August 13, 2002. In approving the agreement, the Independent Trustees met independently from the Interested Trustees of the Trust and any officers of the Adviser. Although the Independent Trustees decided not to retain their own counsel separate from that of the Trust, such counsel was available to answer questions of the Independent Trustees regarding their responsibilities in evaluating the investment management agreement.

In evaluating the investment management agreement, the Independent Trustees noted that they had previously been provided with materials by the Adviser, including information regarding the Adviser, its personnel, operations and financial condition. The Independent Trustees discussed with representatives of the Adviser the Trust's operations and the Adviser's ability to provide advisory and other services to the Portfolio. The Independent Trustees reviewed, among other things:

      o a description of the investment advisory and other services provided to the Trust by the Adviser;

      o an analysis of the performance of other mutual funds managed by the Adviser over various periods;

      o standardized industry performance data with respect to comparable investment companies and appropriate indices; and

      o comparative analyses of advisory fees and expense ratios of the Portfolio versus such fees and expenses of comparable investment companies.

The Independent Trustees considered the following as relevant to their determinations: (1) the favorable history, reputation, qualification and background of the Adviser, as well as the qualifications of its personnel and its financial condition; (2) that the fee and expense ratios of the Portfolio are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar investment companies; (3) that the performance of other mutual funds managed by the Adviser since commencement of operations are comparable to similar investment companies and unmanaged indices; and (4) other factors that the Independent Trustees deemed relevant.

After consideration of the above information and such other factors and information that it considered relevant, the Board of Trustees concluded that the terms of the investment management agreement were fair and reasonable and that approval of the investment management agreement was in the best interests of the Trust and its shareholders. Accordingly, the Board of Trustees and the Independent Trustees unanimously approved the investment management agreement.


PROXY VOTING POLICIES AND PROCEDURES

General Policy

      The Adviser has adopted written proxy voting policies and procedures ("Proxy Policy") as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, consistent with its fiduciary obligations. The Trust has delegated proxy voting responsibilities with respect to the Portfolio to the Adviser, subject to the general oversight of the Board and the Proxy Policy has been approved by the Trustees of the Trust as the policies and procedures that the Adviser will use when voting proxies on behalf of the Portfolio. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised prudently and solely in the best economic interests of the Portfolio and its shareholders considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Any conflict between the best economic interests of the Portfolio and the Adviser's interests will be resolved in the Portfolio's favor pursuant to the Proxy Policy.

      The Proxy Policy sets forth the Adviser's voting guidelines. The guidelines indicate the Adviser's willingness to vote with management on matters of a routine administrative nature. Regarding non-routine proposals, the Adviser is generally opposed to such proposals if they involve an economic cost to the company or restrict management's freedom to operate in the best interests of its shareholders. Accordingly, the Adviser will generally vote with management on non-routine proposals. Each vote is ultimately determined on a case-by-case basis, taking into consideration all relevant facts and circumstances at the time of the vote.

How to Obtain More Information

      Information about how the Portfolio voted proxies relating to portfolio securities held during the year July 1, 2003 through June 30, 2004 will be available no later than August 31, 2004 without charge, upon request, by calling the Trust at 1-800-707-2771 and on the SEC's website at http://www.sec.gov. Investors may obtain a copy of the proxy voting policies and procedures by writing to the Registrant at 6600 France Avenue South, Suite 485, Edina, MN 55435 or by calling the Trust at 1-800-707-2771.


                           PRINCIPAL SECURITY HOLDERS
                           --------------------------


As of April 15, 2004, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 15.07% of the outstanding shares of the Portfolio.

As of April 15, 2004, the Trustees and officers of the Trust as a group owned of record and beneficially less than 1% of the outstanding shares of the Trust and the Portfolio.

                               INVESTMENT MANAGER
                               ------------------

Markman Capital Management, Inc. ("Markman Capital") serves as investment manager to the Trust and its Portfolio pursuant to a written investment management agreement. Markman Capital is a Minnesota corporation organized in 1990, and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Robert J. Markman, Chairman of the Board of Trustees and President of the Trust, is the controlling shareholder of Markman Capital and its President, Treasurer and Secretary. Judith E. Fansler, an employee of Markman Capital, also serves as an Officer of the Trust.

Certain services provided by Markman Capital under the investment management agreement are described in the Prospectus. In addition to those services, Markman Capital may, from time to time, provide the Portfolio with office space for managing their affairs, with the services of required executive personnel, and with certain clerical services and facilities. These services are provided without reimbursement by the Portfolio for any costs incurred. As compensation for its services, the Portfolio pays Markman Capital a fee based upon its average daily net asset value. This fee is computed daily and paid monthly. The rate at which the fee is paid is described in the Prospectus.

By its terms, the Trust's investment management agreement with respect to the Portfolio remains in effect for an initial term of two years and thereafter from year to year, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Portfolio's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Trust's investment management agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Portfolio's outstanding voting securities, or by Markman Capital. The investment management agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

                TRANSFER AGENT, FUND ACCOUNTANT AND ADMINISTRATOR
                -------------------------------------------------


Pursuant to an Administration, Accounting and Transfer Agency Agreement among the Trust, Integrated Fund Services, Inc. ("Integrated") and Markman Capital, Integrated serves as the Trust's transfer and dividend paying agent and performs shareholder service activities. Integrated also calculates daily net asset value per share and maintains such books and records as are necessary to enable it to perform its duties. The administrative services necessary for the operation of the Trust and its Portfolios provided by Integrated include among other things
(i) preparation of shareholder reports and communications, (ii) regulatory compliance, such as reports to and filings with the SEC and state securities commissions and (iii) general supervision of the operation of the Trust and its Portfolio, including coordination of the services performed by Markman Capital, the custodian, independent accountants, legal counsel and others. In addition, Integrated furnishes office space and facilities required for conducting the business of the Trust and pays the compensation of the Trust's officers and employees affiliated with Integrated. Prior to December 27, 2002, Integrated received fees from Markman Capital for these services. For the fiscal years ended December 31, 2002 and 2001, Integrated received fees from Markman Capital, Inc. of $204,324 and $291,286, respectively, with respect to the Trust's other investment portfolios. As of December 27, 2002, Integrated receives from the Portfolio, a base fee and an additional fee based upon the aggregate average daily net assets of the Portfolio for these services. For the fiscal years ended December 31, 2003 and for the period from December 27, 2002 through December 31, 2002, Integrated received fees from the Portfolio of $105,000 and $465, respectively. Integrated also receives reimbursement for certain out-of-pocket expenses incurred in rendering such services.


Integrated is a wholly-owned indirect subsidiary of IFS Holdings, Inc., which in turn is a wholly-owned indirect subsidiary of The Western and Southern Life Insurance Company. Integrated and its affiliates currently provide administrative and distribution services for certain other registered investment companies. The principal business address of Integrated is 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

                           CALCULATION OF SHARE PRICE
                           --------------------------

The share price (net asset value or "NAV") of the shares of the Portfolio is determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern Time) on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in the Portfolio's securities that its NAV might be materially affected. For a description of the methods used to determine the NAV, see "Determination of Net Asset Value" in the Prospectus.

                                      TAXES
                                      -----

The Prospectus describes generally the tax treatment of distributions by the Portfolio. This section of the Statement of Additional Information includes additional information concerning federal taxes.

The Portfolio intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify the Portfolio must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (ii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Portfolio's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Portfolio's investment is limited in respect to any issuer to an amount not greater than 5% of the Portfolio's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Portfolio's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).


The Portfolio's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of December 31, 2003, the Portfolio had a capital loss carryforward of $63,262,061, of which $11,601,633 will expire in 2008, $35,711,878 will expire in 2009 and $15,948,550 will expire in 2010. To the extent future capital gains are offset by capital losscarryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Portfolio's acquisition on December 30, 2002, of all of the net assets of the Markman Aggressive Allocation Portfolio, Markman Conservative Allocation Portfolio and Markman Moderate
Allocation Portfolio pursuant to a Plan of Reorganization approved by their respective shareholders on December 27, 2002, may not apply.


A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Portfolio's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Portfolio's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Portfolio intends to make distributions sufficient to avoid imposition of the excise tax. The Trust is required to withhold and remit to the U.S. Treasury a portion (30% for amounts paid in calendar year 2003) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

                        PURCHASE AND REDEMPTION OF SHARES
                        ---------------------------------

Detailed information on the purchase and the redemption of shares is included in the Prospectus. The Trust may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than three business days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted;
(ii) for any period during which an emergency exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Portfolio fairly to determine the value of its net assets; or (iii) for such other periods as the SEC may permit for the protection of shareholders of the Trust.

                                 CODE OF ETHICS
                                 --------------

The Trust and Markman Capital have adopted a Code of Ethics under Rule 17j-1 of the 1940 act that permits Portfolio personnel to invest in securities for their own accounts. The Codes of

Ethics adopted by the Trust and Markman Capital are on public file with, and are available from, the SEC.

                               SPECIAL REDEMPTIONS
                               -------------------

If the Board of Trustees of the Trust determines that it would be detrimental to the best interests of the remaining shareholders of the Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or in part by a distribution in kind of securities (excluding underlying fund shares) from the portfolio of the Portfolio, instead of in cash, in conformity with applicable rules of the SEC. The Trust will, however, redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. The proceeds of redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for federal income tax purposes.

                                    CUSTODIAN
                                    ---------

Pursuant to a Custodian Agreement between the Trust and The Fifth Third Bank ("Fifth Third"), Fifth Third provides custodial services to the Trust and the Portfolio. The principal business address of Fifth Third is 38 Fountain Square Plaza, Cincinnati, Ohio 45263.

                           AUDITORS AND LEGAL COUNSEL
                           --------------------------


The firm of Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202, has been selected as independent auditors for the Trust for the fiscal year ended December 31, 2004. Ernst & Young LLP, performs an annual audit of the Trust's financial statements and advises the Portfolio as to certain accounting matters.


Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006, is legal counsel to the Trust and the Independent Trustees.

                             PORTFOLIO TRANSACTIONS
                             ----------------------

Markman Capital is responsible for decisions to buy and sell securities for the Portfolio and for the placement of the Portfolio's portfolio business and negotiation of commissions, if any, paid on these transactions. It is our intention to place brokerage orders with the objective of obtaining the best execution, which includes such factors as best price, research and available data. Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, we consider the quality of execution provided and the use and value of the data. We may judge such data with reference to a particular order or, alternatively, in terms of its value to the overall management of the Portfolio. We may place orders with brokers providing research and statistical data services even if lower commissions may be available from brokers not providing such services. When doing so, we will determine in good faith that the commissions negotiated are reasonable in relation to the value of the brokerage and research provided by the broker viewed in terms of either that particular transaction or of our overall responsibilities to the Portfolio. In reaching this determination, we will not necessarily place a specific dollar value on the brokerage or research services provided nor determine what portion of the broker's compensation should be related to those services.

The Portfolio will arrange to be included within a class of investors entitled not to pay sales charges by purchasing load fund shares under letters of intent, rights of accumulation, cumulative purchase privileges and other quantity discount programs.

The Portfolio may purchase shares of underlying funds which charge a redemption fee. A redemption fee is a fee imposed an underlying fund upon shareholders (such as the Portfolio) redeeming shares of such fund within a certain period of time (such as one year). The fee is payable to the underlying fund. Accordingly, if the Portfolio were to invest in an underlying fund and, as a result of redeeming shares in such underlying fund, incur a redemption fee, the Portfolio would bear such redemption fee. The Portfolio will not, however, invest in shares of a mutual fund that is sold with a contingent deferred sales load.

                             PERFORMANCE INFORMATION
                             -----------------------

Effective December 30, 2002, the Markman Conservative Allocation Portfolio, the Markman Aggressive Allocation Portfolio and the Markman Moderate Allocation Portfolio each exchanged substantially all of its net assets for shares of the Markman Total Return Portfolio. The performance and accounting history of the Moderate Allocation Portfolio is being assumed by the Total Return Portfolio. The average annual total returns of the Total Return Portfolio are therefore those of the Moderate Allocation Portfolio.

A.    STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

From time to time, quotations of the Portfolio's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures may be calculated in the following manner:

Average annual total return is computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                           P(1+T)^n = ERV

Where:

  P =           hypothetical initial payment of $1,000

  T =           average annual total return

  n =           number of years

ERV = ending redeemable value at the end of the designated period assuming a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The average annual total return quotations for the Portfolio for the one year and five year periods ended December 31, 2003 and for the period since inception (January 26, 1995) to December 31, 2003 are 44.40%, -3.65% and 5.51%,
respectively.


The calculation set forth above is based on the further assumptions that: (i) all dividends and distributions of the Portfolio during the period were reinvested at the net asset value on the reinvestment dates; and (ii) all recurring expenses that were charged to all shareholder accounts during the applicable period were deducted.

Total returns quoted in advertising reflect all aspects of the Portfolio's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Portfolio's NAV per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Portfolio over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual return rate that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the Portfolio's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Portfolio.

B.    STANDARDIZED AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

Average annual total return quotations (after taxes on distributions) are computed by find the average annual compounded rate of return (after taxes on distributions) that would cause a hypothetical investment in the class made on the first day of the period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                               P (1 + T)^n = ATV
                                                D

Where:

P =        a hypothetical initial payment of $1,000, less the maximum sales load

T =        average annual total return (after taxes on distribution)

n =        number of years

ATV  =     ending  redeemable  value of a  hypothetical  $1,000 payment
   D made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof), after taxes on Portfolio distributions but not after taxes on redemption


The average annual total return quotations (after taxes on distributions) for the Portfolio for the one year and five year periods ended December 31, 2003 and for the period since inception (January 26, 1995) to December 31, 2003 are 44.20%, -4.74% and 3.51%, respectively. The average annual total return quotations (after taxes on distributions and redemptions) for the Portfolio for the one year and five year periods ended December 31, 2003 and for the period since inception (January 26, 1995) to December 31, 2003 are 29.09%, -3.44% and 3.83%, respectively.


The taxes due on any distributions by the Portfolio are calculated by applying the highest historical individual federal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend upon an investor's tax situation and may differ from those used to compute the quotations. The taxable amount and tax character of each distribution specified by the Portfolio on the dividend declaration date are generally used in these calculations but may be adjusted to reflect subsequent re-characterizations of distributions. The distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions and credits at various income levels; and the impact of the federal alternative minimum tax.

The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption are separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The calculations do not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. For example, applicable federal tax laws are used to determine whether and how gains and losses from the sale of shares with different holding periods should be netted, as well as the tax character (e.g., short-term or long-term) of any resulting gains or losses. The calculations assume that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full. For purposes of the above computations, it is assumed that all dividends and distributions made by the Portfolio are reinvested at NAV during the designated period. The average annual total return quotation is determined to the nearest 1/100th of 1%.

In determining the average annual total return (calculated as provided here), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to a mean account size.

C.    NONSTANDARDIZED TOTAL RETURN

In addition to the performance information described above, the Portfolio may provide total return information for designated periods, such as for the most recent rolling six months or most recent rolling twelve months. The Portfolio may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns and other performance information may be quoted numerically or in a table, graph or similar illustration.


The Portfolio's total return quotation for the year ended December 31, 2003 and for the period since inception (January 26, 1995) to December 31, 2003 are 44.40% and 62.23%, respectively.


D.    OTHER INFORMATION CONCERNING PORTFOLIO PERFORMANCE

The Portfolio may quote its performance in various ways, using various types of comparisons to market indices, other funds or investment alternatives, or to general increases in the cost of living. All performance information supplied by the Portfolio in advertising is historical and is not intended to indicate future returns. The Portfolio's share prices and total returns fluctuate in response to market conditions and other factors, and the value of the Portfolio's shares when redeemed may be more or less than their original cost.

The Portfolio may compare its performance over various periods to various indices or benchmarks, including the performance record of the Standard & Poor's 500 Composite Stock Price Index (S&P), the Dow Jones Industrial Average (DJIA), the NASDAQ Industrial Index, the Ten Year Treasury Benchmark and the cost of living (measured by the Consumer Price Index, or CPI) over the same period. Comparisons may also be made to yields on certificates of deposit, treasury instruments or money market instruments. The comparisons to the S&P and DJIA show how such Portfolio's total return compared to the record of a broad average of common stock prices (S&P) and a narrower set of stocks of major industrial companies (DJIA). The Portfolio may have the ability to invest in securities or underlying funds not included in either index, and its investment portfolio may or may not be similar in composition to the indices. Figures for the S&P and DJIA are based on the prices of unmanaged groups of stocks, and unlike the Portfolio's returns, their returns do not include the effect of paying brokerage commissions and other costs of investing.

Comparisons may be made on the basis of a hypothetical initial investment in the Portfolio (such as $1,000), and reflect the aggregate cost of reinvested dividends and capital gain distributions for the period covered (that is, their cash value at the time they were reinvested). Such comparisons may also reflect the change in value of such an investment assuming distributions are not reinvested. Tax consequences of different investments may not be factored into the figures presented.

The Portfolio's performance may be compared in advertising to the performance of other mutual funds in general or to the performance of particular types of mutual funds, especially those with similar objectives.

Other groupings of funds prepared by Lipper Analytical Services, Inc. ("Lipper") and other organizations may also be used for comparison to the Portfolio.
Although Lipper and other organizations such as Investment Company Data, Inc. ("ICD"), CDA Investment Technologies,

Inc. ("CDA") and Morningstar Investors, Inc. ("Morningstar"), include funds within various classifications based upon similarities in their investment objectives and policies, investors should be aware that these may differ significantly among funds within a grouping.

From time to time the Portfolio may publish the ranking of the performance of its shares by Morningstar, an independent mutual fund monitoring service that ranks mutual funds, including the Portfolio, in broad investment categories (equity, taxable bond, tax-exempt and other) monthly, based upon the Portfolio's one, three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Portfolio performance relative to three-month U.S. treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1). Ten percent of the funds, series or classes in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and the bottom 10% receive one star.

E.    YIELD

From time to time, in reports and promotional literature, the Portfolio's yield and total return will be compared to indices of mutual funds and bank deposit vehicles such as Lipper's "Lipper - Fixed Income Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on approximately 1,700 fixed income mutual funds in the United States. Ibbotson Associates, CDA Wiesenberger and F.C. Towers are also used for comparison purposes as well as the Russell and Wilshire Indices. Comparisons may also be made to Bank Certificates of Deposit, which differ from mutual funds, such as the Portfolio, in several ways. The interest rate established by the sponsoring bank is fixed for the term of a CD, there are penalties for early withdrawal from CDs, and the principal on a CD is insured. Comparisons may also be made to the 10 year Treasury Benchmark.

Performance rankings and ratings reported periodically in national financial publications such as Money Magazine, Forbes, Business Week, The Wall Street Journal, Micropal, Inc., Morningstar, Stanger's, Barron's, etc. will also be used.

Ibbotson Associates of Chicago, Illinois (Ibbotson) and others provide historical returns of the capital markets in the United States. The Portfolio may compare its performance to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds or treasuries. The Portfolio may discuss the performance of financial markets and indices over various time periods. The capital markets tracked by Ibbotson are common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury Bills, and the U.S. rate of inflation. These capital markets are based on the returns of several different indices. For COMMON STOCKS the S&P is used. For SMALL CAPITALIZATION STOCKS, return is based on the return achieved by Dimensional Fund Advisors
(DFA) Small Company Fund. This fund is a market-value-weighted index of the ninth and tenth decimals of the New York Stock Exchange (NYSE), plus stocks listed on the American Stock Exchange (AMEX) and over-the-counter (OTC) with the same or less capitalization as the upper bound of the NYSE ninth decile.

LONG-TERM CORPORATE BOND returns are based on the performance of the Salomon Brothers Long-Term-High-Grade Corporate Bond Index which includes nearly all Aaa- and Aa-rated bonds. Returns on INTERMEDIATE-TERM GOVERNMENT BONDS are based on a one-bond portfolio constructed each year, containing a bond which is the shortest noncallable bond available with a maturity not less than 5 years. This bond is held for the calendar year and returns are recorded. Returns on LONG-TERM GOVERNMENT BONDS are based on a one-bond portfolio constructed each year, containing a bond that meets several criteria, including having a term of approximately 20 years. The bond is held for the calendar year and returns are recorded. Returns on U.S. TREASURY BILLS are based on a one-bill portfolio constructed each month, containing the shortest-term bill having not less than one month to maturity. The total return on the bill is the month-end price divided by the previous month-end price, minus one. Data up to 1976 is from the U.S. Government Bond file at the University of Chicago's Center for Research in Security Prices; the Wall Street Journal is the source thereafter. INFLATION rates are based on the CPI.

Other widely used indices that the Portfolio may use for comparison purposes include the Lehman Bond Index, the Lehman Aggregate Bond Index, The Lehman GNMA Single Family Index, the Lehman Government/Corporate Bond Index, the Salomon Brothers Long-Term High Yield Index, the Salomon Brothers Non-Government Bond Index, the Salomon Brothers Non-U.S. Government Bond Index, the Salomon Brothers World Government Bond Index and the J.P. Morgan Government Bond Index. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. Lehman Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. Government securities and mortgage-backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The foregoing bond indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.

The Portfolio may also discuss in advertising the relative performance of various types of investment instruments, such as stocks, treasury securities and bonds, over various time periods and covering various holding periods. Such comparisons may compare these investment categories to each other or to changes in the CPI.

The Portfolio may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, the investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels.

The Portfolio may be available for purchase through retirement plans or other programs offering deferral of or exemption from income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually, compounded monthly, would have an after-tax value of $2,009 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,178 after ten years, assuming tax was deducted at a 31% rate from the deferred earnings at the end of the ten-year period.

Evaluations of Portfolio performance made by independent sources may also be used in advertisements concerning the Portfolio, including reprints of, or selections from, editorials or articles about the Portfolio. These editorials or articles may include quotations of performance from other sources such as Lipper or Morningstar. Sources for Portfolio performance information and articles about the Portfolio may include the following:

      BANXQUOTE, an on-line source of national averages for leading money market and bank CD interest rates, published on a weekly basis by Masterfund, Inc. of Wilmington, Delaware.

      BARRON'S, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

      BUSINESS WEEK, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

      CDA INVESTMENT TECHNOLOGIES, INC., an organization which provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate market indices.

      CHANGING TIMES.  THE KIPLINGER  MAGAZINE,  a monthly  investment  advisory
publication  that  periodically   features  the  performance  of  a  variety  of
securities.

      CONSUMER DIGEST, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

      FINANCIAL WORLD, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

      FORBES, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

      FORTUNE, a national business publication that periodically rates the performance of a variety of mutual funds.

      IBM MONEY FUND REPORT, a weekly publication reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "IBM Money Fund Average," and "IBM Government Money Fund Average."

      IBBOTSON ASSOCIATES, INC., a company specializing in investment research and data.

      INVESTMENT COMPANY DATA, INC., an independent organization which provides performance ranking information for broad classes of mutual funds. INVESTOR'S DAILY, a daily newspaper that features financial, economic, and business news.

      LIPPER ANALYTICAL SERVICES, INC.'S MUTUAL FUND PERFORMANCE ANALYSIS, a weekly publication of industry-wide mutual fund averages by type of fund.

      MONEY, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

      MUTUAL FUND VALUES, a bi-weekly Morningstar, Inc. publication that provides ratings of mutual funds based on fund performance, risk and portfolio characteristics.

      THE NEW YORK TIMES, a nationally distributed newspaper which regularly covers financial news.

      PERSONAL INVESTING NEWS, a monthly news publication that often reports on investment opportunities and market conditions.

      PERSONAL INVESTOR, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

      SUCCESS, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

      USA TODAY, a nationally distributed newspaper.

      U.S. NEWS AND WORLD REPORT, a national business weekly that periodically reports mutual fund performance data.

      WALL STREET JOURNAL, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

      WIESENBERGER INVESTMENT COMPANIES SERVICES, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' background, management policies, salient features, management results, income and dividend records, and price ranges.

      WORKING WOMAN, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

When comparing yield, total return and investment risk of shares of the Portfolio with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Portfolio. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Portfolio's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to offer a fixed price per share.

The performance of the Portfolio is not fixed or guaranteed. Performance quotations should not be considered to be representative of performance of the Portfolio for any period in the future. The performance of the Portfolio is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions, purchases and sales of underlying funds, sales and redemptions of shares of beneficial interest, and changes in operating expenses are all examples of items that can increase or decrease the Portfolio's performance.

                                  ANNUAL REPORT
                                  -------------


The Portfolio's financial statements as of December 31, 2003 appear in the Trust's annual report, which is incorporated by reference into this Statement of Additional Information.

                             MARKMAN MULTIFUND TRUST
                             -----------------------

PART C                          OTHER INFORMATION
                                -----------------

ITEM 23. EXHIBITS

(a)      Declaration of Trust*

(b)      Bylaws*

(c)      Incorporated by reference to Declaration of Trust and Bylaws

(d) Investment Advisory Agreement between Registrant and Markman Capital Management, Inc. ("Markman Capital")*

(e)      Inapplicable

(f)      Inapplicable

(g)(i) Custodian Agreement among Registrant, Markman Capital and State Street Bank and Trust Company*

   (ii)  Custody Agreement between Markman MultiFund Trust and Fifth Third Bank

(h)(i) Administration, Accounting and Transfer Agency Agreement among Registrant, Markman Capital and Integrated Fund Services, Inc. (formerly Countrywide Fund Services, Inc.) *

(h)(ii) Amendment to Administration, Accounting and Transfer Agency Agreement among Registrant, Markman Capital and Integrated Fund Services, Inc. (formerly Countrywide Fund Services, Inc.)*

(h)(iii) Consent to Use of Name*

   (i)   Opinion and Consent of Counsel*

   (j)   Consent of Independent Public Accountants

   (k)    Inapplicable

   (l)    Subscription Agreement between Registrant and Markman Capital*

   (m)    Inapplicable

   (n)    Inapplicable

   (o)    Inapplicable

   (p) Code of Ethics of Markman MultiFund Trust and Markman Capital Management, Inc.

---------------
  * Incorporated herein by reference to this Registration Statement as originally filed with the Securities and Exchange Commission or as subsequently amended.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

The Registrant is not directly or indirectly controlled by or under common control with any person other than the Trustees. The Registrant does not have any subsidiaries.

ITEM 25. INDEMNIFICATION

Under the Registrant's Declaration of Trust and Bylaws, any past or present Trustee or Officer of the Registrant is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him or her in connection with any action, suit or proceeding to which he or she may be a party or is otherwise involved by reason of his or her being or having been a Trustee or Officer of the Registrant. The Declaration of Trust and Bylaws of the Registrant do not authorize indemnification where it is determined, in the manner specified in the Declaration of Trust and the Bylaws of the Registrant, that such Trustee or Officer has not acted in good faith in the reasonable belief that his or her actions were in the best interest of the Registrant. Moreover, the Declaration of Trust and Bylaws of the Registrant do not authorize indemnification where such Trustee or Officer is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant, its Trustees and Officers, its investment adviser, and persons affiliated with them are insured under a policy of insurance maintained by the Registrant and its investment adviser, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such Trustees or officers. The policy expressly excludes coverage for any Trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been adjudicated or may be established or who willfully fails to act prudently.

The Advisory Agreement with Markman Capital Management, Inc. (the "Adviser") provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence of the Adviser in the performance of its duties or from the reckless disregard by the Adviser of its obligations under the Agreement.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

Markman Capital Management, Inc. (the "Adviser") is a registered investment adviser providing investment advice to individuals, employee benefit plans, charitable and other nonprofit organizations, and corporations.

Set forth below is a list of the Officers and Directors of the Adviser together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years.

                              POSITION WITH
NAME                          THE ADVISER                OTHER BUSINESSES, ETC.

Robert J. Markman             Chairman of the            None
                              Board, President,
                              Treasurer and
                              Secretary

Judith E. Fansler             Chief Operations           None
                              Officer,
                              Chief Compliance
                              Officer and
                              Chief Financial
                              Officer

ITEM 27.  PRINCIPAL UNDERWRITERS

(a) Inapplicable

(b) Inapplicable

(c) Inapplicable

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

           The Registrant maintains the records required by Section 31(a) of the Investment Company Act of 1940, as amended and Rules 31a-1 to 31a-3 inclusive thereunder at its office located at 6600 France Avenue South, Suite 565, Edina, Minnesota 55435 or at its office located at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202. Certain records, including records relating to the Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main offices of the Registrant's transfer agent, dividend disbursing agent and custodian located, as to the custodian, at 225 Franklin Street, Boston, Massachusetts 02110, and, as to the transfer and dividend disbursing agent functions, at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

ITEM 29.  MANAGEMENT SERVICES NOT DISCUSSED IN PARTS A OR B

          Inapplicable

ITEM 30.  UNDERTAKINGS

          Inapplicable

                                     NOTICE

The names "Markman MultiFund Trust" and "Markman Total Return Portfolio" are the designations of the Trustees under the Declaration of Trust of the Trust dated September 7, 1994, as amended from time to time. The Declaration of Trust has been filed with the Secretary of State of The Commonwealth of Massachusetts and the Clerk of the City of Boston, Massachusetts. The obligations of the Registrant are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Registrant, but only the Registrant's property shall be bound.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Edina and the State of Minnesota on this 30th day of April, 2004

                                        MARKMAN MULTIFUND TRUST

                                        By: /s/ Robert J. Markman
                                            ----------------------------
                                            Robert J. Markman,
                                            Chairman of the
                                            Board and President

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

       SIGNATURE                            TITLE                   DATE

/s/ Robert J. Markman             Chairman of the Board       April 30, 2004
---------------------------       of Trustees and
Robert J. Markman                 President (Principal
                                  executive officer)

/s/ Judith E. Fansler             Treasurer (Principal        April 30, 2004
---------------------------       financial and accounting
Judith E. Fansler                 officer) and Secretary


          *                       Trustee
---------------------------
Susan Gale


          *                       Trustee
---------------------------
Melinda S. Machones                                           /s/ David M. Leahy
                                                              ------------------
                                                              David M. Leahy
                                                              Attorney-in-Fact*
          *                       Trustee                     April 30, 2004
---------------------------
Michael J. Monahan